Exhibit 99.5

AMENDMENT TO RIGHTS AGREEMENT

THIS AMENDMENT, dated as of March 27, 2006 (this “Amendment”), to the Rights Agreement, dated as of October 22, 2001, as amended (the “Rights Agreement”), by and between Sequenom, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, a New York banking corporation, as Rights Agent. Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Rights Agreement.

RECITALS

A. The Board of Directors of the Company has approved that certain proposed Securities Purchase Agreement, by and among the Company, ComVest Investment Partners II LLC, a Delaware limited liability company, LB I Group Inc., a Delaware corporation, and Pequot Private Equity Fund IV, L.P., a Delaware limited partnership (as such may be amended from time to time, the “Purchase Agreement”) to purchase shares of Common Stock, par value $0.001 per share (the “Common Stock”), and warrants to purchase shares of Common Stock.

B. The Board of Directors of the Company has approved and adopted the Purchase Agreement and declared its advisability and approved the transactions contemplated by the Purchase Agreement.

C. The Board of Directors of the Company has authorized this Amendment at a meeting of directors duly called and held.

D. In connection with the transactions contemplated by the Purchase Agreement and in accordance with Section 27 of the Rights Agreement, the Company desires to amend the Rights Agreement as hereinafter set forth and has executed and delivered this Amendment immediately prior to the execution and delivery of the Purchase Agreement.

E. Pursuant to Section 27 of the Rights Agreement, the Company has delivered to the Rights Agent a certificate, dated as of the date hereof, of an appropriate officer of the Company certifying that this Amendment is in compliance with the terms of Section 27 of the Rights Agreement and instructing the Rights Agent to execute and deliver this Amendment.

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this Amendment, and for other good and valuable consideration, the parties hereto agree as follows:

1. Section 1 of the Rights Agreement is hereby amended by adding the following definitions as Sections 1(r), 1(s) and 1(t) thereto:

“(r) “Closing” shall have the meaning given to such term in the Purchase Agreement.

(s) “Purchase Agreement” shall mean that certain proposed Securities Purchase Agreement by and among the Company, ComVest Investment Partners II LLC, a Delaware limited liability company (“ComVest”), LB I Group Inc., a Delaware corporation (“LBIG”), Pequot Private Equity Fund IV, L.P., a Delaware limited partnership (“Pequot”) and any other party named as a “Purchaser” thereunder, as the same may be amended from time to time in accordance with the terms thereof.

(t) “Purchasers” shall mean ComVest, LBIG, Pequot, and any other party named as a “Purchaser” under the Purchase Agreement.”

2. The definition of “Acquiring Person” in Section 1(a) of the Rights Agreement is hereby amended by adding the following sentence to the end of such definition:

“None of the Purchasers or any of their respective Affiliates or Associates shall be, become or be deemed an Acquiring Person as a result of the approval, execution, delivery, announcement or performance of the Purchase Agreement or the consummation of the transactions contemplated thereby.”

3. The definition of “Shares Acquisition Date” in Section 1(n) of the Rights Agreement is hereby amended and restated in its entirety as follows:

“Shares Acquisition Date” shall mean the first date of public announcement by the Company that an Acquiring Person exists, or by an Acquiring Person that such Person has become an Acquiring Person; provided, however that, (i) if such Person is determined not to have become an Acquiring Person pursuant to clause (z) of Subsection 1(a)(B) hereof, then no Shares Acquisition Date shall be deemed to have occurred and (ii) no Shares Acquisition Date shall occur as a result of the approval, execution, delivery, announcement or performance of the Purchase Agreement or the consummation of the transactions contemplated thereby.”

4. The definition of “Transaction” in Section 1(p) of the Rights Agreement is hereby amended by deleting the period at the end of such Section 1(p) and adding the following phrase to the end of such definition:

“, except that no Transaction shall occur as a result of the approval, execution, delivery, announcement or performance of the Purchase Agreement or the consummation of the transactions contemplated thereby.”

5. Section 3(a) of the Rights Agreement is hereby amended by adding the following sentence to the end thereof:

“No Distribution Date shall occur and no provisions of this Section 3(a) shall become applicable as a result of the approval, execution, delivery, announcement or performance of the Purchase Agreement or the consummation of the transactions contemplated thereby.”

6. Section 11(a)(ii) of the Rights Agreement is hereby amended by adding the following sentence to the end thereof:

“None of the events described in Section 11(a)(ii) shall occur and no provisions of this Section 11(a)(ii) shall become applicable as a result of the approval, execution, delivery, announcement or performance of the Purchase Agreement or the consummation of the transactions contemplated thereby.”

7. Section 13 of the Rights Agreement is hereby amended by adding a new subsection “(e)” immediately following subsection (d) thereof:

“None of the events described in Section 13 shall occur and no provisions of this Section 13 shall become applicable as a result of the approval, execution, delivery, announcement or performance of the Purchase Agreement or the consummation of the transactions contemplated thereby.”

8. A new Section 35 with the heading “TERMINATION IMMEDIATELY PRIOR TO THE CLOSING UNDER THE PURCHASE AGREEMENT” is hereby added to the Rights Agreement following Section 34 of the Rights Agreement reading in its entirety as follows:

“SECTION 35. TERMINATION IMMEDIATELY PRIOR TO THE CLOSING UNDER THE PURCHASE AGREEMENT.

(a) This Agreement and the Rights established hereby will terminate in all respects immediately prior to the Closing. The Company hereby agrees to promptly notify the Rights Agent, in writing, upon the occurrence of the Closing, which notice shall specify (i) that the Closing has occurred, and (ii) the date upon which this Agreement and the Rights established hereby were terminated.

(b) The Rights Agent shall not be subject to, nor be required to comply with, or determine if any event has occurred under (including, but not limited to, the occurrence of the Closing), or any Person has complied with, the Purchase Agreement or any agreements and documents related to or referred to in the Purchase Agreement or any other agreement between or among the parties thereto, even though reference thereto may be made in this Agreement, or to comply with any notice, instruction, direction, request or other communication, paper or document other than as expressly set forth in this Agreement.”

9. If the Purchase Agreement is terminated, then from and after such time this Amendment shall be of no further force and effect and the Agreement shall remain exactly the same as it existed immediately prior to execution of this Amendment. The Company hereby agrees to promptly notify the Rights Agent, in writing, upon the occurrence of the Purchase Agreement being terminated.

10. The term “Agreement” as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby.

11. This Amendment shall be effective as of the date hereof and, except as set forth herein, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

12. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

14. Nothing in this Amendment shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Amendment; but this Amendment shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

15. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

16. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

Attest:		SEQUENOM, INC.

By:	/s/ Clarke W. Neumann	By:	/s/ Harry Stylli
	Name: Clarke W. Neumann		Name: Harry Stylli
	Title: Vice President & General Counsel		Title: President and Chief Executive Officer

Attest:		AMERICAN STOCK TRANSFER & TRUST COMPANY

By:	/s/ Susan Silber	By:	/s/ Herbert J. Lemmer
	Name: Susan Silber		Name: Herbert J. Lemmer
	Title: Assistant Secretary		Title: Vice President

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